UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 23, 2015 (November 20, 2015)

GENSPERA, INC.

(Exact name of registrant as specified in Charter)

Delaware	0001421204	20-0438951
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2511 N Loop 1604 W, Suite 204

San Antonio, TX 78258

(Address of Principal Executive Offices)

210-479-8112

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Items.

On November 20, 2015, GenSpera, Inc. (the “Company”) announced interim results from the Phase II study investigating the use of mipsagargin (G-202) for the treatment of glioblastoma multiforme. The results were presented in a poster entitled “Phase II study of mipsagargin (G-202), a PSMA-activated prodrug targeting the tumor endothelial cells, in adult patients with recurrent or progressive glioblastoma,” at the Society for Neuro-Oncology Annual Scientific Meeting in San Antonio, Texas. A copy of the press release and the poster presented are attached to this report as Exhibits 99.01 and 99.02, respectively.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.01 99.02	Press Release Dated November 20, 2015. Poster Presented at Conference on November 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2015

GenSpera, Inc.

By:	/s/ Craig Dionne
Craig Dionne Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
99.01 99.02	Press Release Dated November 20, 2015. Poster Presented at Conference on November 20, 2015.